UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 14, 2024
INGREDION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154
(Address of Principal Executive Offices)	(Zip Code)
(708) 551-2600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	INGR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
Ingredion Incorporated (the “Company”) is hereby furnishing as an exhibit to this report a copy of a presentation to be given by certain senior executives of the Company as part of its previously announced 2024 Texture Innovation Day to be held on November 14, 2024.
The presentation referred to above contain or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Actual results and developments may differ materially from the expectations expressed in or implied by such forward-looking statements because of risk and uncertainties, including the risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2023 and in its subsequent reports on Form 10-Q and Form 8-K.
The information contained in Item 7.01 of this current report on Form 8-K, including Exhibit 99, is being “furnished” to the Securities and Exchange Commission, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, unless specifically identified as being incorporated therein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
The following documents are herewith furnished or filed as exhibits to this report:

Exhibit Number	Description
99	2024 Texture Innovation Day Presentation, dated November 14, 2024 (furnished and not filed)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCORPORATED

Date:	November 14, 2024	By:	/s/ Tanya M. Jaeger de Foras
Tanya M. Jaeger de Foras
Senior Vice President, Chief Legal Officer, Corporate
Secretary and Chief Compliance Officer